Item 77C
DWS
Dreman Mid
Cap Value
Fund

Registrant
incorporates by
reference to its
Proxy
Statement filed
on January 4,
2008 (SEC
Accession No
0001193125-
08-001712).
The Special
Meeting of
Shareholders
of DWS
Dreman Mid
Cap Value
Fund (the
"Fund") was
held on March
31, 2008 at the
offices of
Deutsche Asset
Management,
345 Park
Avenue, New
York,
NY 10154. The
following matter
was voted upon
by the
shareholders of
said Fund (the
resulting votes
are presented
below):

1.	Election of
the Board
of
Trustees.

Number of Votes:
Trustee
For
Withheld
John W. Ballantine
5,261,998.4667
86,566.4633
Henry P. Becton, Jr.
5,262,771.6246
85,793.3054
Dawn-Marie Driscoll
5,251,965.4667
96,599.4633
Keith R. Fox
5,253,606.4667
94,958.4633
Paul K. Freeman
5,259,159.4667
89,405.4633
Kenneth C. Froewiss
5,260,806.2578
87,758.6722
Richard J. Herring
5,259,758.4667
88,806.4633
William McClayton
5,254,205.4667
94,359.4633
Rebecca W. Rimel
5,251,965.4667
96,599.4633
William N. Searcy, Jr.
5,251,366.4667
97,198.4633
Jean Gleason Stromberg
5,251,475.0998
97,089.8302
Robert H. Wadsworth
5,251,343.7508
97,221.1792
Axel Schwarzer
5,250,876.0998
97,688.8302

The meeting
was
reconvened on
May 1, 2008, at
which time the
following
matters were
not approved
by
shareholders
because each
matter failed to
receive
sufficient
shareholder
votes:
2-A.
	Approv
al of an
Amended
and
Restated
Investment
Manageme
nt
Agreement
..
Number of Votes:
For
Against
Abstain
3,259,250.8159
162,832.5762
166,814.9645

2-B.	Approval
of a
Subadvisor
Approval
Policy.
Number of Votes:
For
Against
Abstain
3,267,769.4127
149,984.1232
171,142.8220

3.	Approval
of a
Revised
Fundamen
tal
Investment
Policy
regarding
Commoditi
es.
Number of Votes:
For
Against
Abstain
3,277,178.0926
155,353.1700
156,367.0953

4-C.	Approval
of Articles
of
Amendme
nt and
Restateme
nt.
Number of Votes:
For
Against
Abstain
3,282,732.1705
137,949.7466
168,218.4408


Item 77C
DWS
Dreman
Concentrated
Value Fund
Registrant
incorporates by
reference to its
Proxy
Statement filed
on January 4,
2008 (SEC
Accession No.
0001193125-
08-001722).
The Special
Meeting of
Shareholders
of DWS
Dreman
Concentrated
Value Fund
(the "Fund")
was held on
March 31, 2008
at the offices of
Deutsche Asset
Management,
345 Park
Avenue, New
York,
NY 10154. The
following matter
was voted upon
by the
shareholders of
said Fund (the
resulting votes
are presented
below):

1.	Election of
the Board
of
Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
3,294,495.8887
51,298.4253
Henry P. Becton, Jr.
3,294,495.8887
51,298.4253
Dawn-Marie Driscoll
3,294,495.8887
51,298.4253
Keith R. Fox
3,293,181.8887
52,612.4253
Paul K. Freeman
3,294,495.8887
51,298.4253
Kenneth C. Froewiss
3,294,495.8887
51,298.4253
Richard J. Herring
3,294,495.8887
51,298.4253
William McClayton
3,294,495.8887
51,298.4253
Rebecca W. Rimel
3,284,147.8887
61,646.4253
William N. Searcy, Jr.
3,294,495.8887
51,298.4253
Jean Gleason Stromberg
3,284,147.8887
61,646.4253
Robert H. Wadsworth
3,294,495.8887
51,298.4253
Axel Schwarzer
3,293,181.8887
52,612.4253

The meeting
was
reconvened on
May 1, 2008, at
which time the
following
matters were
not approved
by
shareholders
because each
matter failed to
receive
sufficient
shareholder
votes:
2-A.
	Approv
al of an
Amended
and
Restated
Investment
Manageme
nt
Agreement
..
Number of Votes:
For
Against
Abstain
2,217,082.0813
48,950.1973
119,381.8124

2-B.	Approval
of a
Subadvisor
Approval
Policy.
Number of Votes:
For
Against
Abstain
2,211,507.0477
42,384.4872
131,522.5559

3.	Approval
of a
Revised
Fundamen
tal
Investment
Policy
regarding
Commoditi
es.
Number of Votes:
For
Against
Abstain
2,213,048.6254
59,050.3574
113,315.1081

4-C.	Approval
of Articles
of
Amendme
nt and
Restateme
nt.
Number of Votes:
For
Against
Abstain
2,232,151.1413
50,751.0303
102,512.9193


Item 77C
DWS
Dreman
High Return
Equity Fund
Registrant
incorporates by
reference to its
Proxy
Statement filed
on January 4,
2008 (SEC
Accession No.
0001193125-
08-001722).
The Special
Meeting of
Shareholders
of DWS
Dreman High
Return Equity
Fund (the
"Fund") was
held on March
31, 2008 at the
offices of
Deutsche Asset
Management,
345 Park
Avenue, New
York,
NY 10154. The
following matter
was voted upon
by the
shareholders of
said Fund (the
resulting votes
are presented
below):
1.	Election of
the Board
of
Trustees.

Number of Votes:
Trustee
For
Withheld
John W. Ballantine
93,900,211.7952
2,130,241.5062
Henry P. Becton, Jr.
93,849,741.6555
2,180,711.6459
Dawn-Marie Driscoll
93,852,770.7630
2,177,682.5384
Keith R. Fox
93,886,560.2700
2,143,893.0314
Paul K. Freeman
93,915,036.5850
2,115,416.7164
Kenneth C. Froewiss
93,887,052.4966
2,143,400.8048
Richard J. Herring
93,891,868.7394
2,138,584.5620
William McClayton
93,887,791.0242
2,142,662.2772
Rebecca W. Rimel
93,879,290.7276
2,151,162.5738
William N. Searcy, Jr.
93,877,680.3907
2,152,772.9107
Jean Gleason Stromberg
93,876,182.1290
2,154,271.1724
Robert H. Wadsworth
93,886,176.2839
2,144,277.0175
Axel Schwarzer
93,851,749.6807
2,178,703.6207

The meeting
was
reconvened on
May 1, 2008, at
which time the
following
matters were
not approved
by
shareholders
because each
matter failed to
receive
sufficient
shareholder
votes:
2-A.
	Approv
al of an
Amended
and
Restated
Investment
Manageme
nt
Agreement
..
Number of Votes:
For
Against
Abstain
57,276,954.5807
5,537,623.0623
3,346,658.4525

2-B.	Approval
of a
Subadvisor
Approval
Policy.
Number of Votes:
For
Against
Abstain
60,114,529.1320
2,529,681.7476
3,517,020.2160

3.	Approval
of a
Revised
Fundamen
tal
Investment
Policy
regarding
Commoditi
es.
Number of Votes:
For
Against
Abstain
60,207,680.9031
2,543,027.4776
3,410,533.7149

4-C.	Approval
of Articles
of
Amendme
nt and
Restateme
nt.
Number of Votes:
For
Against
Abstain
60,315,609.2603
2,293,382.6490
3,552,245.1863


Item 77C
DWS
Dreman
Small Cap
Value Fund

Registrant
incorporates by
reference to its
Proxy
Statement filed
on January 4,
2008 (SEC
Accession No
0001193125-
08-001712).
The Special
Meeting of
Shareholders
of DWS
Dreman Small
Cap Value
Fund (the
"Fund") was
held on March
31, 2008 at the
offices of
Deutsche Asset
Management,
345 Park
Avenue, New
York,
NY 10154. The
following matter
was voted upon
by the
shareholders of
said Fund (the
resulting votes
are presented
below):
1.	Election of
the Board
of
Trustees.

Number of Votes:
Trustee
For
Withheld
John W. Ballantine
31,711,033.9047
662,689.5473
Henry P. Becton, Jr.
31,697,901.8271
675,821.6249
Dawn-Marie Driscoll
31,678,716.6917
695,006.7603
Keith R. Fox
31,711,076.3788
662,647.0732
Paul K. Freeman
31,703,639.6167
670,083.8353
Kenneth C. Froewiss
31,716,774.0512
656,949.4008
Richard J. Herring
31,714,463.6505
659,259.8015
William McClayton
31,711,232.7483
662,490.7037
Rebecca W. Rimel
31,675,226.3746
698,497.0774
William N. Searcy, Jr.
31,714,008.1021
659,715.3499
Jean Gleason Stromberg
31,670,632.2129
703,091.2391
Robert H. Wadsworth
31,697,897.2441
675,826.2079
Axel Schwarzer
31,667,324.1575
696,399.2945

The meeting
was
reconvened on
May 1, 2008, at
which time the
following
matters were
not approved
by
shareholders
because each
matter failed to
receive
sufficient
shareholder
votes:
2-A.
	Approv
al of an
Amended
and
Restated
Investment
Manageme
nt
Agreement
..
Number of Votes:
For
Against
Abstain
18,317,734.1944
1,340,603.9790
1,043,034.0966

2-B.	Approval
of a
Subadvisor
Approval
Policy.
Number of Votes:
For
Against
Abstain
18,643,649.8234
742,282.2842
1,315,448.1624

3.	Approval
of a
Revised
Fundamen
tal
Investment
Policy
regarding
Commoditi
es.
Number of Votes:
For
Against
Abstain
18,816,826.1290
843,421.7446
1,041,121.3963

4-C.	Approval
of Articles
of
Amendme
nt and
Restateme
nt.
Number of Votes:
For
Against
Abstain
18,596,489.5690
934,698.4581
1,170,188.2429


Item 77C
DWS Large
Cap Value
Fund

Registrant
incorporates by
reference to its
Proxy
Statement filed
on January 4,
2008 (SEC
Accession No
0001193125-
08-001712).
The Special
Meeting of
Shareholders
of DWS Large
Cap Value
Fund (the
"Fund") was
held on March
31, 2008 at the
offices of
Deutsche Asset
Management,
345 Park
Avenue, New
York,
NY 10154. The
following
matters were
voted upon by
the
shareholders of
said Fund (the
resulting votes
are presented
below):
1.	Election of
the Board
of
Trustees.

Number of Votes:
Trustee
For
Withheld
John W. Ballantine
49,182,713.2421
2,712,656.1253
Henry P. Becton, Jr.
49,119,924.9796
2,775,444.3878
Dawn-Marie Driscoll
49,129.570.6666
2,765,798.7008
Keith R. Fox
49,130,626.0418
2,764,743.3256
Paul K. Freeman
49,154,391.0328
2,740,978.3346
Kenneth C. Froewiss
49,155,345.5137
2,740,023.8537
Richard J. Herring
49,166,416.6405
2,728,952.7269
William McClayton
49,151,968.0115
2,743,401.3559
Rebecca W. Rimel
49,139,719.7813
2,755,649.5861
William N. Searcy, Jr.
49,127,552.5229
2,767,816.8445
Jean Gleason Stromberg
49,139,305.2808
2,756,064.0866
Robert H. Wadsworth
49,132,607.8871
2,762,761.4803
Axel Schwarzer
49,130,644.4881
2,764,724.8793

2-B.	Approval
of a
Subadvisor
Approval
Policy.
Number of Votes:
For
Against
Abstain
41,250,609.9700
2,636,040.1259
2,906,904.2715

3.	Approval
of a
Revised
Fundamen
tal
Investment
Policy
regarding
Commoditi
es.
Number of Votes:
For
Against
Abstain
40,383,204.7375
3,399,254.3630
3,010,415.2688

The meeting
was
reconvened on
May 1, 2008, at
which time the
following matter
was not
approved by
shareholders
because the
matter failed to
receive
sufficient
shareholder
votes:

4-C.	Approval
of Articles
of
Amendme
nt and
Restateme
nt.

Number of Votes:
For
Against
Abstain
43,501,071.1440
2,981,674.8260
3,447,959.0735